UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (D)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT: August 13, 2008	COMMISSION FILE NO. 0-22810
(Date of earliest event reported)

MACE SECURITY INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	03-0311630
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

240 Gibraltar Road, Suite 220, Horsham, Pennsylvania 19044

(Address of Principal Executive Offices)

Registrant's Telephone No., including area code:  (267) 317-4009

401 East Las Olas Boulevard, Suite 1570, Fort Lauderdale, Florida 33301

(Former Address)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On August 13, 2008, Mace Security International, Inc. (“Company”) issued a press release announcing its financial results for the second quarter and six months ended June 30, 2008. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference in its entirety.

Item 9.01	Financial Statements and Exhibits.

(d) The following Exhibit is hereby furnished as part of this Current Report on Form 8-K.

99.1 Press Release issued by Mace Security International, Inc. dated August 13, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MACE SECURITY INTERNATIONAL, INC.

		By:	/s/ Gregory M. Krzemien
Gregory M. Krzemien
Chief Financial Officer and Treasurer

Date:	August 13, 2008

Exhibit No.	Description
99.1	Press Release issued by Mace Security International, Inc. dated August 13, 2008.